                                                                    Exhibit 23.3


                    [LETTERHEAD OF BEFEC-PRICE WATERHOUSE]


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 3 to Form S-1 of our reports dated May 23, 1996 and May 15, 1996 relating to the financial statements of Howmet SA and Ciral SNC, respectively, which appear in such Prospectus.


Befec-Price Waterhouse


/s/ Paul Onillon
Paul Onillon


Paris, France
November 20, 1997